UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4627

Name of Registrant: Vanguard Convertible Securities Fund

Address of Registrant: P.O. Box 2600
                            Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - May 31, 2003

Item 1: Reports to Shareholders

                                         Vanguard(R) Convertible Securities Fund


Semiannual Report


                                         May 31, 2003




                                        THE VANGUARD GROUP

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.


SUMMARY

* The Convertible Securities Fund returned 12.1% during the first half of its 2003 fiscal year.

* The fund's return surpassed that of its average competitor, but lagged the performance of its benchmark index.

*    The fund's strongest-performing holdings were in the beaten-down technology
     and   telecommunications   sectors,   while  its  weakest   were   consumer
     discretionary issues.

CONTENTS

   1    Letter from the Chairman

   5    Report from the Adviser

   8    Fund Profile

   9    Glossary of Investment Terms

  11    Performance Summary

  12    Financial Statements

  20    Advantages of Vanguard.com

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN                            [PICTURE OF JOHN J. BRENNAN]
                                                                JOHN J. BRENNAN

Fellow Shareholder,

Vanguard Convertible Securities Fund registered an impressive turnaround during the first half of its 2003 fiscal year, returning 12.1%. This result followed a difficult fiscal 2002 in which the fund declined -8.9%. For the six months ended May 31, 2003, the fund outpaced both the broad U.S. stock and bond markets--as measured by the Wilshire 5000 Total Market Index and Lehman Brothers Aggregate Bond Index, respectively--by nearly a two-to-one margin. Investors demonstrated a renewed appetite for risk in the period, as they bid up the prices of corporate bonds, particularly lower-rated issues--the domain of many convertible securities. The fund's return outpaced that of its average mutual fund competitor, but fell somewhat short of the performance of its benchmark index due to the fund's underweight positions in some of the index's strongest performers.


--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                    MAY 31, 2003
--------------------------------------------------------------------------------

Vanguard Convertible Securities Fund                                    12.1%
Average Convertible Securities Fund*                                    11.0
CS First Boston Convertibles Index                                      13.3
Wilshire 5000 Index                                                      5.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The table above presents the fund's return, along with those of the average convertible securities fund, the Credit Suisse First Boston Convertible
Securities Index, and the Wilshire 5000 Index. Details of the fund's performance, including changes in its net asset value and per-share distribution amounts, can be found on page 4. The fund's yield on May 31, 2003, was 3.91%, 18 basis points (0.18 percentage point) lower than its yield on November 30, 2002.

STOCKS LEAPED FORWARD AFTER A WEAK START
U.S. stocks initially drifted lower during the six-month period, but began a rally at the start of the Iraqi war in mid-March that continued through the end of May. The overall U.S. stock market, as measured by the Wilshire 5000 Index, gained 5.1%: A loss of 9.5% during the first three months of the period was followed by a return of 16.1% in the next three months. Fueling this advance was the swift and successful conclusion of the war as well as the continued strength of consumer spending and the residential housing market. However, the job market and manufacturing data showed ongoing signs of weakness.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2003
                                                      --------------------------
                                                           SIX     ONE      FIVE
                                                        MONTHS    YEAR    YEARS*
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)                           4.6%   -7.7%     -0.8%
Russell 2000 Index (Small-caps)                            9.3   -8.2       0.6
Wilshire 5000 Index (Entire market)                        5.1   -7.2      -0.9
MSCI All Country World Index Free
  ex USA (International)                                   4.6  -10.8      -3.4
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                               6.3%   11.6%      7.8%
  (Broad taxable market)
Lehman Municipal Bond Index                                6.5    10.4      6.5
Citigroup 3-Month Treasury Bill Index                      0.6     1.5      4.0
================================================================================
Consumer Price Index                                      1.2%    2.1%      2.4%
--------------------------------------------------------------------------------
*Annualized.

     Overall, the returns of small-capitalization stocks, as represented by the Russell 2000 Index, outpaced those of the large-cap stocks in the Russell 1000 Index. Across the market-cap spectrum, value stocks (those that generally trade at below-market valuations relative to their book values) produced returns that were modestly better than the results of growth stocks (those expected to produce above- average earnings growth).
     International equity markets were mixed. Pacific markets--particularly Japan--experienced poor results, while European and most non-Asian emerging markets produced respectable returns when measured in U.S. dollars.

INTEREST RATES  CONTINUED  THEIR  DOWNWARD MARCH
The U.S. bond markets generated strong results. The Lehman Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 6.3%. Bond prices rose as interest rates declined even further from the 40-year lows at which they began the period. At the short-term end of the fixed income maturity range, the yield of the 3-month U.S. Treasury bill--a fair proxy for money market yields--fell 11 basis points (0.11 percentage point) during the six months to 1.10%. Longer-term interest rates followed suit, as the yield of the 10-year Treasury note approached an all-time low, declining 84 basis points (0.84 percentage point) to 3.37%.
     The performance of corporate bonds was especially strong. Across all maturities, corporate debt outperformed Treasuries. And the riskiest of bonds carried the biggest rewards during the six months. The Lehman High Yield Index, which tracks the performance of bonds that are issued by companies with low credit ratings, returned 16.8% for the period.

----------------------
Corporate bonds
enjoyed  particularly
solid performance,
outpacing  Treasuries
across all maturities.
----------------------

                                                          ----------------------
                                                                Buoyed by strong
                                                                 equity markets,
                                                               the fund achieved
                                                                   its strongest
                                                                      six- month
                                                                       result in
                                                               over three years.
                                                          ----------------------


A PROFITABLE PERIOD PUNCTUATED BY SOLID SECURITY SELECTION
Buoyed by the strong performance of the equity markets in this period, the Convertible Securities Fund--which holds securities that are a hybrid of stocks and bonds--achieved its best six-month result in more than three years.
     During the six months, investors showed that they were once again willing to take greater risk in search of returns, bidding up many of the lower-rated securities that populate the convertibles universe. Your fund's technology holdings, which had been among its poorest-performing securities in the recent past, experienced a resurgence. Indeed, a number of companies found the environment conducive to issuing new convertibles to secure financing. At the other extreme, the fund's consumer discretionary holdings--one of its largest sectors, on average--were poor performers for the fund, as well as for convertible investors in general.
     Although convertible securities represent a very small portion of the investment universe, the fund's adviser, Oaktree Capital Management, strives to maintain broad diversification across sectors and industries. Oaktree seeks to capitalize on the returns of convertible securities that have an imbalance between upside potential and downside risk. Within this context, the adviser succeeded in making solid security picks during the past six months. More details about the fund's strategy and performance are in the Report from the Adviser on page 5.
     The fund has earned respectable returns in the past, and we have confidence in its ability to continue to do so over the long run. This confidence stems not only from the demonstrated talents of the adviser but also from our low-cost advantage. The fund's annualized expense ratio (operating expenses as a percentage of average net assets) of 0.92%, or $9.20 per $1,000 invested, is a little less than two-thirds the 1.49% ($14.90 per $1,000 invested) charged by the average peer fund. Over time, this cost advantage allows you to keep more of the fund's gross returns in your account, where they can continue working for you.

A SIMPLE  STRATEGY  FOR  LONG-TERM  SUCCESS
The stock and bond markets' constant up-and-down movements are unpredictable to even the most knowledgeable investor. However, the best way to weather this day-to-day volatility is to choose a mix of stock, bond, and money market funds that is consistent with your unique circumstances and goals, and then sit tight.

As part of your long-term assets, Vanguard Convertible Securities Fund can play an important role. Because it shares some characteristics of both stocks (potential for capital appreciation) and bonds (potential for income), it provides diversification that can aid your efforts to balance risk and return in your portfolio. We thank you for your continuing confidence and for entrusting your hard-earned assets to us.


Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer
June 12, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               NOVEMBER 30, 2002-MAY 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------

                                    STARTING       ENDING      INCOME    CAPITAL
                                 SHARE PRICE  SHARE PRICE   DIVIDENDS      GAINS
--------------------------------------------------------------------------------
Convertible Securities Fund          $10.57        $11.61       $0.22      $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

Your investment in Vanguard Convertible Securities Fund produced strong absolute and good relative performance in the first six months of the fund's 2003 fiscal year. During this period, the fund outperformed most of the well-known equity and bond market indexes. However, the fund's significant outperformance versus common stocks should be considered unusual as convertible securities normally lag in a short-term equity advance.
     The fund's 12.1% return for the period was slightly below that of its primary index, the CS First Boston Convertibles Index (13.3%), but well ahead of the Goldman Sachs/Bloomberg US Convertible 100 Index (8.7%), another widely followed convertibles benchmark. The fund's performance benefited from two important factors. First, there was a dramatic tightening in credit spreads within the fixed income market--that is, the difference between the yields of corporate and government securities with the same maturities became smaller. Second, the fund offered a relatively high level of current yield.


THE INVESTMENT ENVIRONMENT
The investment environment for the first six months of fiscal 2003 was, in many ways, opposite from that in the last six months of fiscal 2002. While the prior period was generally characterized by rampant pessimism and a focus on the negative investing factors, the first several months of 2003 were characterized by increasing optimism, which pushed equity prices substantially higher and drove interest rates to new 40-year lows. This dramatic reversal of investor sentiment occurred in an unusually short period.
     The strongest influence on the convertible securities market was the sharp contraction in credit spreads, which gave a tremendous boost to the fixed income component of convertibles. We believe this occurred for a number of reasons: positive changes in corporate governance; corporations' working to improve their balance sheets; and managements' focusing on cutting costs rather than on investing for growth. In addition, many assets were written down, equity was issued, noncore assets were or are in the process of being sold, and debt maturities were extended. Of course, the retrenchment

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.
--------------------------------------------------------------------------------
of spending has potentially negative implications for future corporate earnings, but, nevertheless, these structural factors were very helpful in changing the psychology of investors in the fiscal half-year.

The tightening of credit spreads had the greatest impact on speculative-grade issues, with these securities far outperforming the investment-grade portion of the market. Leading the pack of top performers for the period were convertibles from Lucent Technologies, Calpine, Nortel Networks, and Corning, as well as other beaten-down technology and telecommunications issues. Despite a very lackluster fundamental environment, the technology sector was, far and away, the biggest contributor to the CS First Boston Convertibles Index's return. The weakest performers in the convertibles market were generally issues in the consumer discretionary sector. Among the largest losers were Fleming Companies and HealthSouth. The HealthSouth bonds were quite a debacle, dropping from 99.50 to 15.00 (i.e., $995 to $150 on a $1,000 issue) just two weeks before they were scheduled to mature at par. Fortunately, we did not own either of these issues.
     The demand for convertibles remains strong, as a wide variety of investors are drawn to their performance characteristics. At this time, demand continues to exceed supply, and we are seeing prices of many existing issues rise significantly when a large buyer enters the market. Scarcity value is playing a major role in generating unprecedented demand for newly issued convertibles. In fact, many new deals are being accelerated in their timing and/or upsized from their original amounts. One of the factors that has boosted demand for convertibles is the reemergence of closed-end funds that invest in combinations of convertible securities, straight preferred stocks, and high-yield bonds. Several of these yield-oriented funds have been formed over the past few months, raising approximately $3 billion.


THE FUND'S SUCCESSES
The tightening of credit spreads, noted earlier, helped the fund's performance. However, the impact was limited by our usual focus on balanced, or total return, convertibles. As you know, we typically sell convertibles when they become pure "bond substitutes," and this practice restrained the impact of spread tightening on our portfolio. Some of our top performers were EchoStar Communications, Nextel Communications, Teva Pharmaceutical Industries, and Allergan. Other relatively strong performers were Gilead Sciences, UTStarcom, and Titan. There were no significant underperforming securities or credit concerns in the portfolio.

THE FUND'S SHORTFALLS
While we were pleased with our return for the period, we did slightly underperform our benchmark index. This was due to our underweighting in depressed tech and telecom issues--which, in spite of their very high conversion premiums, were very strong performers as a result of the credit-spread rally--and the fact that we didn't hold certain securities that were above-average performers in the CS First Boston Convertibles Index. This included the index's largest holding, the Ford Motor 6.50% convertible preferred, which performed well during the period. We also chose not to invest in Gap, another large holding of the index that performed relatively well. The recovery in the fundamentals of Gap was stronger than we had anticipated.

OUR POSITION
Although the terms of new issues are generally becoming less alluring, we are finding selective new issues attractive and numerous investment opportunities in the secondary market. We remain fully invested and believe our portfolio's downside protection qualities remain intact, with a current mix of approximately 82% convertible bonds and 18% convertible preferred securities. This downside protection is also a function of our above-average conversion premiums, which, of course, could restrain our near-term gains if the equity market continues to advance. Overall, we remain positive about the current investing environment and believe the fund is well positioned to achieve its objectives.


Larry  Keele,
Portfolio Manager Oaktree Capital Management,

LLC June 17, 2003

--------------------------------------------------------------------------------
Fund Profile                                                  As of May 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on pages 9-10.


Convertible Securities Fund
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS


Number of Securities                                     92
Yield                                                  3.9%
Conversion Premium                                    56.5%
Average Weighted Maturity                         4.5 years
Average Coupon                                         3.8%
Average Quality                                          BB
Average Duration                                  3.3 years
Foreign Holdings                                      14.3%
Turnover Rate                                         107%*
Expense Ratio                                        0.92%*
Cash Investments                                       4.1%

-----------------------------------------------------------

-----------------------------------------------------------
VOLATILITY MEASURES

                                                   Wilshire
                                           Fund        5000
-----------------------------------------------------------
R-Squared                                      0.69    1.00
Beta                                           0.66    1.00
-----------------------------------------------------------

-----------------------------------------------------------
Distribution by Maturity (% of bonds)

Under 1 Year                                           2.9%
1-5 Years                                             63.8
5-10 Years                                            33.3
10-20 Years                                            0.0
20-30 Years                                            0.0
Over 30 Years                                          0.0
-----------------------------------------------------------
Total                                                100.0%

-----------------------------------------------------------
Distribution by Credit Quality (% of bonds)

Aaa/AAA                                                0.8%
Aa/AA                                                  0.0
A/A                                                    3.0
Baa/BBB                                               15.1
Ba/BB                                                 21.4
B/B                                                   36.5
Below B/B                                              8.1
Not Rated                                             15.1
-----------------------------------------------------------
Total 100.0%
-----------------------------------------------------------

Ten Largest Holdings (% of total net assets)

Tyco International Group SA                            4.4%
  (conglomerate)
EchoStar Communications Inc.                           4.1
  (telecommunications)
Nextel Communications, Inc.                            3.9
  (telecommunications)
Sealed Air Corp.                                       3.6
  (manufacturing)
Freeport-McMoRan Copper & Gold, Inc.                   3.3
  (metals and mining)
Teva Pharmaceutical Industries, Ltd.                   3.0
  (pharmaceuticals)
Service Corp. International                            2.9
  (diversified services)
Nortel Networks Corp.                                  2.8
  (telecommunications)
Liberty Media Corp.                                    2.6
  (media)
Calpine Corp.                                          2.5
  (utilities)
-----------------------------------------------------------
Top Ten                                               33.1%
-----------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


*Annualized

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.


Sector Diversification table is on the next page.

-----------------------------------------------------------
Sector Diversification (% of portfolio)

Auto & Transportation                                   8.5%
Consumer Discretionary                                 20.7
Consumer Staples                                        1.3
Financial Services                                      6.8
Health Care                                            13.7
Integrated Oils                                         0.0
Other Energy                                            1.3
Materials & Processing                                  9.2
Producer Durables                                       9.4
Technology                                             19.5
Utilities                                               5.5
-----------------------------------------------------------
Cash Investments                                       4.1%
-----------------------------------------------------------



--------------------------------------------------------------------------------
Glossary of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.
--------------------------------------------------------------------------------
CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($54$25=20%).
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary As of May 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1992-MAY 31, 2003

FISCAL YEAR       CONVERTIBLE SECURITIES FUND    FIRST BOSTON CONVERTIBLES INDEX
     1993               13.9%                           19.2%
     1994                -4.4                            -3.9
     1995                17.1                            24.0
     1996                14.9                            15.3
     1997                14.8                            15.4
     1998                -2.2                             1.4
     1999                24.8                            30.6
     2000                 5.3                             1.5
     2001                 4.0                            -3.6
     2002                -8.9                            -5.9
    2003*                12.1                            13.3
--------------------------------------------------------------------------------
*Six months ended May 31, 2003.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                                            ONE   FIVE  ------------------------
                           INCEPTION DATE  YEAR  YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Convertible Securities Fund  6/17/1986   -3.81%  2.29%    2.58    4.52%    7.10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                    May 31, 2003 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

                                                       Face               Market
                                                     Amount               Value*
CONVERTIBLE SECURITIES FUND                           (000)                (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (78.3%)
--------------------------------------------------------------------------------
Auto & Transportation (7.6%)
AirTran Holdings, Inc.
  (1) 7.00%, 7/1/2023                               $ 2,300                2,622
Continental Airlines, Inc.
  4.50%, 2/1/2007                                    15,900               11,309
General Motors Corp.
  4.50%, 3/6/2032                                       192                4,783
Navistar Financial Corp.
  4.75%, 4/1/2009                                     8,370                7,669
Navistar International Corp.
  (1) 2.50%, 12/15/2007                               7,295                8,608
  2.50%, 12/15/2007                                   1,635                1,929
United Parcel Service, Inc.
  1.75%, 9/27/2007                                    4,050                4,101
                                                                        --------
                                                                          41,021
                                                                        --------
Consumer Discretionary (17.0%)
Avon Products, Inc.
  0.00%, 7/12/2020                                    7,865                4,257
EchoStar Communications Inc.
  (1) 5.75%, 5/15/2008                                  740                  793
  5.75%, 5/15/2008                                   19,840               21,263
Global Imaging Systems, Inc.
  (1) 4.00%, 11/15/2008                                 350                  392
IKON Office Solutions, Inc.
  (1) 5.00%, 5/1/2007                                 2,600                2,574
Lamar Advertising Co.
  5.25%, 9/15/2006                                    1,800                1,834
Liberty Media Corp.
  (1) 0.75%, 3/30/2023                               12,235               13,810
J.C. Penney & Co., Inc.
  5.00%, 10/15/2008                                 $ 4,550                4,533
The Pep Boys (Manny, Moe & Jack)
  (1) 4.25%, 6/1/2007                                   855                  795
Royal Caribbean Cruises Ltd.
  0.00%, 5/18/2021                                   13,733                6,180
Service Corp. International
  6.75%, 6/22/2008                                   14,750               15,414
Triarc Cos., Inc.
  (1) 5.00%, 5/15/2023                                9,610               10,187
Waste Connections, Inc.
  (1) 5.50%, 4/15/2006                                3,255                3,747
  5.50%, 4/15/2006 2,740 3,154
XM Satellite Radio Holdings Inc.
  7.75%, 3/1/2006 2,458 2,925                                           --------
                                                                          91,858
                                                                        --------
CONSUMER STAPLES (1.3%)
NCO Group, Inc.
  4.75%, 4/15/2006                                    6,000                5,993
Performance Food Group Co.
  5.50%, 10/16/2008                                     915                1,187
                                                                        --------
                                                                           7,180
                                                                        --------
FINANCIAL SERVICES (0.9%)
Providian Financial Corp.
  3.25%, 8/15/2005                                    5,000                4,600
                                                                        --------
Health Care (13.7%)
Allergan, Inc.
  (1) 0.00%, 11/6/2022                                4,335                4,172
  0.00%, 11/6/2022                                    2,500                2,406

--------------------------------------------------------------------------------
                                                       Face               Market
                                                     Amount               Value*
                                                      (000)                (000)
--------------------------------------------------------------------------------
Axcan Pharma Inc.
  (1) 4.25%, 4/15/2008                              $ 7,400                9,296
Celgene Corp.
  (1) 1.75%, 6/1/2008                                 3,410                3,495
Cephalon, Inc.
  5.25%, 5/1/2006                                       640                  663
DaVita Inc.
  7.00%, 5/15/2009                                    1,955                2,045
Gilead Sciences, Inc.
  (1) 2.00%, 12/15/2007                               8,115               10,671
Health Management Assoc.
  0.25%, 8/16/2020                                    2,500                1,628
Ivax Corp.
  5.50%, 5/15/2007                                    3,425                3,438
Sunrise Assisted Living, Inc.
  (1) 5.25%, 2/1/2009                                 1,570                1,617
  5.25%, 2/1/2009 8,725 8,987
Teva Pharmaceutical Industries, Ltd.
  0.75%, 8/15/2021                                   12,825               16,127
Total Renal Care Holdings
  5.625%, 7/15/2006                                   1,660                1,745
Universal Health Services, Inc.
  (1) 0.426%, 6/23/2020                              10,005                6,341
   0.426%, 6/23/2020                                  2,290                1,451
                                                                        --------
                                                                          74,082
                                                                        --------
OTHER ENERGY (1.0%)
Pride International, Inc.
  (1) 2.50%, 3/1/2007                                 4,020                5,241
                                                                        --------

MATERIALS & Processing (4.1%)
Freeport-McMoRan Copper & Gold, Inc.
  (1) 7.00%, 2/11/2011                                6,160                7,330
  7.00%, 2/11/2011                                    1,900                2,261
Inco Ltd.
  0.00%, 3/29/2021                                   18,401               12,444
                                                                        --------
                                                                          22,035
                                                                        --------

PRODUCER DURABLES (8.6%)
ARRIS Group, Inc.
  (1) 4.50%, 3/15/2008                                2,510                3,316
Briggs & Stratton Corp.
  (1) 5.00%, 5/15/2006                                1,705                1,929
  5.00%, 5/15/2006                                    5,870                6,640
DuPont Photomasks, Inc.
  (1) 1.25%, 5/15/2008                                3,030                3,254
Photronics, Inc.
  (1) 2.25%, 4/15/2008                                4,650                6,196
  4.75%, 12/15/2006                                   1,470                1,424
Tyco International Group SA
  (1) 2.75%, 1/15/2018                               22,160               23,799
                                                                        --------
                                                                          46,558
--------------------------------------------------------------------------------
                                                       Face               Market
                                                     Amount               Value*
                                                      (000)                (000)
--------------------------------------------------------------------------------
TECHNOLOGY (19.5%)
Acxiom Corp.
  (1) 3.75%, 2/15/2009                              $ 2,200                2,483
  3.75%, 2/15/2009                                    4,280                4,831
Anixter International, Inc.
  0.00%, 6/28/2020                                    2,020                  657
Benchmark Electronics, Inc.
  6.00%, 8/15/2006                                    3,940                4,088
Checkpoint Systems, Inc.
  5.25%, 11/1/2005                                    2,577                2,587
Corning, Inc.
  3.50%, 11/1/2008                                   11,000               12,169
Documentum, Inc.
 (1) 4.50%, 4/1/2007                                  3,760                4,131
EDO Corp.
  (1) 5.25%, 4/15/2007                                  745                  740
  5.25%, 4/15/2007                                    1,000                  994
General Semiconductor Corp.
  5.75%, 12/15/2006                                   1,315                1,336
HNC Software, Inc.
  (1) 5.25%, 9/1/2008                                 2,005                2,459
Hutchinson Technology, Inc.
  (1) 2.25%, 3/15/2010                                1,520                1,856
Lucent Technologies, Inc.
  2.75%, 6/15/2023                                    4,900                4,936
MSC.Software Corp.
  (1) 2.50%, 5/5/2008                                 4,145                4,394
Micron Technology, Inc.
  (1) 2.50%, 2/1/2010                                 8,250                9,900
Network Associates, Inc.
  5.25%, 8/15/2006                                    6,415                7,065
Nextel Communications, Inc.
  4.75%, 7/1/2007                                     1,355                1,333
  6.00%, 6/1/2011                                    18,960               19,813
Nortel Networks Corp.
  4.25%, 9/1/2008                                    17,650               15,135
UTStarcom, Inc.
 (1) 0.875%, 3/1/2008                                 2,865                4,118
                                                                        --------
                                                                         105,025
                                                                        --------
Utilities (4.6%)
Calpine Corp.
  4.00%, 12/26/2006                                  16,560               13,352
Mediacom Communications Corp.
  5.25%, 7/1/2006                                     5,250                4,902
Mirant Corp.
  5.75%, 7/15/2007                                    2,145                1,662
Nextel Partners, Inc.
  (1) 1.50%, 11/15/2008                               5,035                5,098
                                                                        --------
                                                                          25,014
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (Cost $386,103)                                                        422,614
--------------------------------------------------------------------------------

                                                       Face               Market
                                                     Amount               Value*
CONVERTIBLE SECURITIES FUND                           (000)                (000)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (17.6%)
--------------------------------------------------------------------------------
Auto & Transportation (0.9%)
  Kansas City Southern
  (1) 4.25% Cvt. Pfd.                                 2,200                1,168
  Union Pacific
    6.25% Cvt. Pfd.                                  73,257                3,773
                                                                        --------
                                                                           4,941
                                                                        --------
CONSUMER DISCRETIONARY (3.6%)
  Allied Waste Industries, Inc.
    6.25% Cvt. Pfd.                                 151,900                8,962
  Host Marriott Corp.
    6.75% Cvt. Pfd.                                  85,000                3,506
  Newell Rubbermaid
    5.25% Cvt. Pfd.                                  37,322                1,782
  Radio One, Inc.
    6.50% Cvt. Pfd.                                   5,000                5,219
                                                                        --------
                                                                          19,469
                                                                        --------
FINANCIAL SERVICES (6.0%)
  Commerce Capital Trust II
    5.95% Cvt. Pfd.                                  61,600                3,326
    (1) 5.95% Cvt. Pfd.                              76,400                4,126
  New York Community Bancorp
    6.00% Cvt. Pfd.                                  94,900                5,789
  Reinsurance Group of America, Inc.
    5.75% Cvt. Pfd.                                 100,000                5,415
  United Rentals
    6.50% Cvt. Pfd.                                 197,800                6,799
  Washington Mutual, Inc.
    (1) 5.375% Cvt. Pfd.                            118,100                6,850
                                                                        --------
                                                                           2,305
                                                                        --------
OTHER ENERGY (0.3%)
  Williams Cos., Inc.
  (1) 5.50% Cvt. Pfd.                                31,700                1,696
                                                                        --------
MATERIALS & PROCESSING (5.1%)
  Freeport-McMoRan Copper & Gold, Inc.
    7.00% Cvt. Pfd.                                 330,100                8,055
  Sealed Air Corp.
    $2.00 Cvt. Pfd.                                 397,900               19,617
                                                                        --------
                                                                          27,672
                                                                        --------
Producer Durables (0.8%)
  Northrop Grumman Corp.
    7.00% Cvt. Pfd.                                  33,100                4,064
Utilities (0.9%)
  Dominion Resources, Inc.
    9.50% Cvt. Pfd.                                  81,100                4,724
                                                                        --------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $85,030)                                                          94,871
--------------------------------------------------------------------------------


                                                       Face               Market
                                                     Amount               Value*
                                                      (000)                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS                          (13.7%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.33%, 6/2/2003                                   $26,204              $26,204
  1.33%, 6/2/2003--Note G                            47,765               47,765
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $73,969)                                                          73,969
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (109.6%)
  (Cost $545,102)                                                        591,454
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       9,157
Security Lending Collateral
  Payable to Brokers--Note G                                            (47,765)
Other Liabilities                                                       (13,265)
                                                                        --------
                                                                        (51,873)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 46,473,313 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $539,581
================================================================================

NET ASSET VALUE PER SHARE                                                 $11.61
================================================================================
*See Note A in Notes to Financial Statements.
(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, the aggregate value of these securities was $179,204,000, representing 33.2% of net assets.

--------------------------------------------------------------------------------
AT MAY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         Amount              Per
                                                          (000)            Share
--------------------------------------------------------------------------------

Paid-in Capital                                         $565,27           $12.16
Undistributed Net
  Investment Income                                       2,766               06
Accumulated
  Realized Losses                                      (74,810)             1.61
Unrealized Appreciation                                 46,3521             1.00
--------------------------------------------------------------------------------
NET ASSETS                                             $539,58$            11.61
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


                                                     Convertible Securities Fund
                                                   Six Months Ended May 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                              $ 2,269
  Interest                                                                 6,538
  Security Lending                                                            40
--------------------------------------------------------------------------------
Total Income                                                               8,847
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                                763
    Performance Adjustment                                                   317
  The Vanguard Group--Note C
    Management and Administrative                                            592
    Marketing and Distribution                                                20
  Custodian Fees                                                               7
  Shareholders' Reports and Proxies                                           18
--------------------------------------------------------------------------------
    Total Expenses                                                         1,717
    Expenses Paid Indirectly--Note D                                         (3)
--------------------------------------------------------------------------------
Net Expenses                                                               1,714
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      7,133
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                     2,919
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 40,685
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $50,737
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                     Convertible Securities Fund
                                                     ---------------------------
                                                     Six Months             Year
                                                          Ended            Ended
                                                   May 31, 2003    Nov. 30, 2002
                                                          (000)            (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                                 $ 7,133         $ 12,083
  Realized Net Gain (Loss)                                2,919         (31,620)
  Change in Unrealized Appreciation (Depreciation)       40,685          (7,239)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          50,737         (26,776)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income                                 (6,853)         (12,489)
  Realized Capital Gain                                      --               --
--------------------------------------------------------------------------------
    Total Distributions                                 (6,853)         (12,489)
--------------------------------------------------------------------------------
Capital Share Transactions
  Issued                                                242,461          104,042
  Issued in Lieu of Cash Distributions                    5,826           10,764
  Redeemed                                             (43,287)         (85,029)
--------------------------------------------------------------------------------
    Net Increase (Decrease)
    from Capital Share Transactions                     205,000           29,777
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             248,884          (9,488)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                   290,697         300,185
--------------------------------------------------------------------------------
  End of Period                                        $539,581         $290,697
================================================================================

1Shares Issued (Redeemed)
  Issued                                                 22,442            9,593
  Issued in Lieu of Cash Distributions                      553              970
  Redeemed                                              (4,015)          (7,828)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding          18,980            2,735
================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


CONVERTIBLE SECURITIES FUND

                                                   SIX MONTHS            YEAR ENDED NOVEMBER 30,
                                                        ENDED  ------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   MAY 31, 2003    2002       2001    2000    1999     1998
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.57   $12.12    $12.68  $13.18  $11.10   $13.01
  Investment Operations
  Net Investment Income                                   .19      .47       .53     .56     .52      .52
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       1.07   (1.53)     (.04)     .19    2.13    (.77)
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.26   (1.06)       .49     .75    2.65    (.25)
---------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                  (.22)    (.49)     (.54)   (.55)   (.57)    (.54)
  Distributions from Realized Capital Gains                --       --     (.51)   (.70)     --    (1.12)
---------------------------------------------------------------------------------------------------------
    Total Distributions                                 (.22)    (.49)    (1.05)  (1.25)   (.57)   (1.66)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $11.61   $10.57    $12.12  $12.68  $13.18   $11.10
=========================================================================================================
Total Return                                           12.15%   -8.88%     3.98%   5.27%  24.85%   -2.16%
=========================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                   $540     $291      $300    $323    $180     $172
  Ratio of Total Expenses to
    Average Net Assets                                 0.92%*    0.95%     0.71%   0.56%   0.55%    0.73%
  Ratio of Net Investment Income to
    Average Net Assets                                 3.80%*    4.27%     4.21%   4.19%   4.30%    4.36%
  Portfolio Turnover Rate                               107%*     118%      156%    182%    162%     186%
========================================================================================================
*Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

****
****

NOTES TO FINANCIAL STATEMENTS
Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.
     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the six months ended May 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.41% of the fund's average net assets before an increase of $317,000 (0.17%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2003, the fund had contributed capital of $87,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.09% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2003, custodian fee offset arrangements reduced expenses by $3,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     Certain of the fund's convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2003, the fund realized gains of $350,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2002, the fund had available realized losses of $77,387,000 to offset future net capital gains of $45,572,000 through November 30, 2009, and $31,815,000 through November 30, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At May 31, 2003, net unrealized appreciation of investment securities for tax purposes was $46,352,000, consisting of unrealized gains of $47,017,000 on securities that had risen in value since their purchase and $665,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2003, the fund purchased $396,706,000 of investment securities and sold $191,270,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at May 31, 2003, was $46,807,000, for which the fund held cash collateral of $47,765,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

--------------------------------------------------------------------------------
Investing Is Fast and Easy on Vanguard.com


If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

*    Check your overall asset allocation, no matter where your assets are held.

*    Compare your holdings with industry benchmarks.

*    Analyze your personal performance.

* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)

* Set up a Watch List to make it easy to track funds and securities of interest.

Plan Your Investments With Confidence
Go to our Planning & Advice and: Research Funds & Stocks sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.

*    Find out how much you should save for retirement and for college costs.

* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.

* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.

*    Attend our quarterlyPlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.
--------------------------------------------------------------------------------
John J. Brennan* Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the (1987) investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business (2001) strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999), and Vice (2001) President (prior to September
1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of Drexel University.

JoAnn Heffernan Heisen Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (1998) (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (1977) (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

Alfred M. Rankin, Jr. Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ (1993) lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. Lawrence Wilson Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel (1985) engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

Thomas J. Higgins Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Client Relationship Group.
James H. Gately, Investment Programs and Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q822 072003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.  (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD CONVERTIBLE SECURITIES FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD CONVERTIBLE SECURITIES FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date: :  July 8, 2003

       VANGUARD CONVERTIBLE SECURITIES FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date: :  July 8, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: VANGUARD CONVERTIBLE SECURITIES FUND

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.


Date:  July 8, 2003                                 /s/ John J. Brennan
                                                        -----------------------
                                                        John J. Brennan
                                                        Chief Executive Officer

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  VANGUARD CONVERTIBLE SECURITIES FUND

     In connection with the Report on Form N-CSR of the above-named issuer is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.


Date:  July 8, 2003                                 /s/ Thomas J. Higgins
                                                        -----------------------
                                                        Thomas J. Higgins
                                                        Treasurer

                                 CERTIFICATIONS
                                 --------------

I, John J. Brennan, certify that:

1. I have reviewed this report on Form N-CSR of Vanguard Convertible Securities Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: July 8, 2003
                                                 /s/ John J. Brennan
                                                     ----------------------
                                                     CHIEF EXECUTIVE OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Thomas J. Higgins, certify that:

1. I have reviewed this report on Form N-CSR of Vanguard Convertible Securities Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: July 8, 2003
                                                       /s/ Thomas J. Higgins
                                                           -----------------
                                                           TREASURER